SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2003

QUINTILES TRANSNATIONAL CORP.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-23520 (Commission File No.)	56-1714315 I.R.S. Employer Identification Number

4709 Creekstone Drive, Riverbirch Building, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)

(919) 998-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits*.

(c) Exhibits

Exhibit Number	Description of Exhibit

99.01	Press Release of Quintiles Transnational Corp., dated April 21, 2003

Item 9. Regulation FD Disclosure*.

     The information in this Current Report on Form 8-K is furnished under Item 12 (Disclosure of Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with the interim guidance in U.S. Securities and Exchange Commission Release No. 33-8216, effective March 28, 2003.

     On April 21, 2003, Quintiles Transnational Corp. (the “Company”), issued a press release announcing results for the period ended March 31, 2003. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

*     The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTILES TRANSNATIONAL CORP.

Dated: April 21, 2003	By: /s/ James L. Bierman James L. Bierman Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.01	Press Release of Quintiles Transnational Corp., dated April 21, 2003